SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): MARCH 21, 2003


                                 ARTISOFT, INC.
               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                    000-19462                   86-0446453
(State or Other Jurisdiction         (Commission               (I.R.S. Employer
     of Incorporation)               File Number)            Identification No.)


           5 CAMBRIDGE CENTER
        CAMBRIDGE, MASSACHUSETTS                                    02142
(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code: (617) 354-0600


                                 NOT APPLICABLE.
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

     Artisoft, Inc. (the "Company") is filing this Current Report on Form 8-K for the purpose of filing with the Securities and Exchange Commission as an exhibit hereto the Company's press release dated March 21, 2003, announcing that it has received a NASDAQ Staff Determination indicating that the Company failed to regain compliance with the bid price minimum requirement for continued listing set forth in Marketplace Rule 4310(c)(4) during the 180 calendar day compliance period afforded to the Company in accordance with NASDAQ rules. The press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

     None.

(b)  PRO FORMA FINANCIAL INFORMATION.

     None.

(c)  EXHIBITS.


     Exhibit No.    Description
     -----------    -----------

        99.1        Press release dated March 21, 2003.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: March 21, 2003                    ARTISOFT, INC.

                                        By: /s/ Duncan G. Perry
                                            ------------------------------------
                                            Name: Duncan G. Perry
                                            Title: Chief Financial Officer

                                  EXHIBIT INDEX


     EXHIBIT NO.    DESCRIPTION
     -----------    -----------

       99.1         Press release dated March 21, 2003